For the period ended 6/30/00                                         All Series
File Number 811-2429

Sub-Item 77K2:  Changes in registrant's certifying accountant
--------------------------------------------------------------------------------



PRICEWATERHOUSECOOPERS (PCW)
--------------------------------------------------------------------------------
                                                      PricewaterhouseCoopers LLP
                                                      250 West Pratt Street
                                                      Suite 2100
                                                      Baltimore MD 21201-2304
                                                      Telephone (410) 783-7600
                                                      Facsimile (410) 783-7680



July 5, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by USAA S&P 500 Index Fund(copy attached), which we understand will be filed with the Commission, pursuant to Items 77K of Form N-SAR as part of the Company's Form N-SAR dated June 30, 2000. We agree with the statements concerning our Firm in such Form N-SAR.


Very truly yours,

PricewaterhouseCoopers LLP